EXHIBIT 5(M)

                             THE LAZARD FUNDS, INC.
                         INVESTMENT MANAGEMENT AGREEMENT

                  Agreement, made the 16th day of October, 1995, between The Lazard Funds, Inc., a Maryland corporation (the "Fund"), on behalf of the Lazard Global Equity Portfolio (the "Portfolio", a portfolio of the Fund), and Lazard Freres Asset Management, a division of Lazard Freres & Co. LLC, a New York limited liability company (the "Investment Manager").
                               W I T N E S S E T H
                  WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), authorized to reclassify and issue any unissued shares to any number of additional classes or series each having its own investment objective, policies and restrictions; and
                  WHEREAS, the Fund desires to retain the Investment Manager to render investment advisory services to the Portfolio and the Investment Manager is willing to render such investment advisory services;
                  NOW, THEREFORE, the parties agree as follows:
                  1. The Fund hereby appoints the Investment Manager to act as manager of the Portfolio for the period and on the terms set forth in this Agreement. The Investment Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.
                  2. Subject to the supervision of the Board of Directors of the Fund, the Investment Manager shall manage the investment operations of the Portfolio and the assets of the Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Fund's Prospectus (hereinafter defined) and subject to the following understandings:
                           (a) The Investment Manager shall provide  supervision
                  of the Portfolio's investments and determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash.
                           (b)  The  Investment   Manager  shall  use  its  best
                  judgment  in  the   performance   of  its  duties  under  this
                  Agreement.
                           (c) The Investment Manager, in the performance of its
                  duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.
                           (d) The Investment Manager shall determine the securities to be purchased or sold by the Portfolio and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including Lazard Freres & Co. LLC) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Fund's Board of Directors may direct from time to time. In providing the Portfolio with investment supervision, it is recognized that the Investment Manager will give primary consideration to securing the most favorable price and efficient execution.
                           On occasions  when the  Investment  Manager deems the
                  purchase or sale of a security to be in the best interest of the Portfolio as well as other clients, the Investment
                  Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.
                           (e) The Investment Manager shall render to the Fund's
                  Board of Directors such periodic and special reports with respect to the Portfolio's securities transactions as the Board may reasonably request.
                           (f) The  Investment  Manager shall provide the Fund's
                  Custodian on each business day with information relating to all transactions concerning the Portfolio's assets.
                           (g) The investment management services of the Investment Manager to the Portfolio under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others, including other portfolios of the Fund.
                           3. The Fund has delivered to the  Investment  Manager
                  copies of each of the following documents and will deliver to it all future amendments and supplements, if any:
                           (a) Articles of Incorporation of the Fund, filed with
                  the State Department of Assessments and Taxation of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, are herein called the "Articles of Incorporation");
                           (b) By-Laws of the Fund (such  By-Laws,  as in effect
                  on the date hereof and as amended from time to time, are herein called the "By-Laws");
                           (c) Certified  resolutions  of the Board of Directors
                  of the Fund authorizing the appointment of the Investment Manager and approving the form of this Agreement;
                           (d) Registration Statement under the 1940 Act and the
                  Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Fund and shares of the Fund's Common Stock;
                           (e) Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the Commission; and
                           (f) Prospectus of the Fund (such prospectus, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").
                  4. The Investment Manager shall authorize and permit any of the general members, officers and employees of the Investment Manager, and any of the directors, officers and employees of any of its affiliates, who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Investment Manager under this Agreement may be furnished through the medium of any such general members, directors, officers or employees of the Investment Manager or any of its affiliates.
                  5. The Investment Manager shall keep the books and records of the Fund and the Portfolio required to be maintained by it pursuant to this
Agreement and by the Fund pursuant to the rules under the 1940 Act. The Investment Manager agrees that all records which it maintains for the Fund or the portfolio are the property of the Fund or the Portfolio and it will surrender promptly to the Fund or the Portfolio any of such records upon the request of the Fund or the Portfolio. The Investment Manager further agrees to preserve such records prescribed by Rule 31a-2 under the 1940 Act.
                  6. The Investment Manager will bear all of its expenses incurred in connection with the services to be rendered by the Investment Manager to the Portfolio under this Agreement, including without limitation the compensation of all personnel of the Fund and the Investment Manager, except the fees of Directors of the Fund who are not affiliated persons of the Investment Manager.
                  The Fund or the Portfolio assumes and will pay all other expenses in connection with the Fund or the Portfolio not assumed by the Investment Manager, including but not limited to:
                           (a) the fees and  expenses of  Directors  who are not
                  affiliated persons of the Investment Manager or any of its affiliates;
                           (b) the fees and expenses of the Fund's administrator, if any;
                           (c) the  fees and  expenses  of the  custodian  which
                  relate to (i) the custodial function and the recordkeeping connected therewith, (ii) the maintenance of the required accounting records of the Fund, (iii) the pricing of the shares of the Portfolio, including the cost of any pricing service or services which may be retained pursuant to the authorization or the Directors of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Portfolios securities;
                           (d) the  fees and  expenses  of the  Fund's  transfer
                  agent, which may be the custodian, which relate to the maintenance of, and communications with respect to, each stockholder account;
                           (e) the  charges and  expenses  of legal  counsel and
                  independent   accountants   for  the   Fund;
                           (f) brokers', commissions, any issue or transfer taxes and any other charges in connection with portfolio transactions on behalf of the Portfolio;
                           (g) all taxes and corporate  fees payable by the Fund
                  or the Portfolio to federal, state or other governmental agencies, and all costs of maintaining corporate existence;
                           (h) the  allocable  share  of the  fees of any  trade
                  association of which the Fund may be a member;
                           (i) the cost of share certificates, if any, representing shares of the Portfolio;
                           (j) the fees and expenses involved in registering and
                  maintaining registrations of the Fund and of its shares with the Commission, registering the Fund as a broker or dealer and qualifying the shares of the Portfolio under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for filing under federal and state securities laws for such purposes;
                           (k) all  expenses  of  stockholders'  and  directors'
                  meetings and of preparing, printing and mailing prospectuses and reports to stockholders in quantities required for distribution to the stockholders, and communications expenses with respect to individual stockholder accounts;
                           (l) the cost of obtaining  fidelity insurance and any
                  liability insurance covering the Directors and officers of the Fund as such;
                           (m) litigation and indemnification expenses and other
                  extraordinary expenses not incurred in the ordinary course of the Fund's business;
                           (n) expenses of issue,  repurchase  or  redemption of
                  shares of the Fund;
                           (o) fees payable to the Investment Manager hereunder;
                           (p) interest expenses of the Fund;
                           (q) fees of  accounting  and pricing  services of the
                  Fund; and
                           (r) all other expenses properly payable by the Fund.
                  7. In the event the expenses of the Portfolio for any fiscal year ( including the fees payable to the Investment Manager but excluding interest, taxes, brokerage commissions, distribution expenditures, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business) exceed the lowest applicable annual expense limitation established pursuant to the statute or regulations of any jurisdictions in which shares of the Portfolio are then qualified for offer and sale, the compensation due the Investment Manager will be reduced by the amount of such excess, or, if such reduction exceeds the compensation payable to the Investment Manager, the Investment Manager will pay to the Portfolio the amount of such reduction which exceeds the amount of such compensation; provided, however, that the Investment Manager shall not be required to reduce its compensation and/or reimburse the Portfolio in excess of the amount required by applicable state securities laws and regulations. Any reduction in the fee payable or any payment by the Investment Manager to the Portfolio shall be made quarterly. Any such reductions or payments are subject to re-adjustment during the year.
                  8. For the services provided to the Portfolio and the expenses assumed pursuant to this Agreement, the Portfolio will pay monthly to the investment Manager as full compensation therefor a management fee, accrued daily, at the annual rate of 0.75% of the Portfolio's average daily net assets.
                  9. The Investment Manager shall not be liable for any error of judgment or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.
                  10. This Agreement shall continue in full force and effect until the earlier of (a) December 31, 1996 or (b) the first meeting of the stockholders of the Fund after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act), this Agreement shall continue in full force and effect from year to year thereafter if such continuance is approved in the manner required by the 1940 Act and the Investment Manager shall not have notified the Fund in writing at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by the Portfolio, on 60 days' written notice to the Investment Manager by vote of the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act). This Agreement shall automatically terminate in the event of its assignment (as defined by the 1940 Act).
                  11. Nothing in this Agreement shall limit or restrict the right of any general member, officer or employee of the Investment Manager or any director, officer or employee of any of its affiliates who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Investment Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.
                  12. During the term of this Agreement, the Fund agrees to furnish to the Investment Manager at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the Fund or the public, which refer in any way to the Investment Manager, prior to use thereof and not to use such material if the Investment Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Investment Manager copies of any of the above-mentioned materials which refer in any way to the Investment Manager. The Fund shall furnish or otherwise make available to the Investment Manager such other information relating to the business affairs of the Fund as the Investment Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.
                  13. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act.
                  14. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Investment Manager at 30 Rockefeller Plaza, New York, NY 10020, Attention: Secretary, or (2) to the Fund at 30 Rockefeller Plaza, New York, NY 10020, Attention: President.
                  15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.
                                        THE LAZARD FUNDS, INC.
                                        By:_____________________________________

                                        LAZARD FRERES ASSET MANAGEMENT,
                                        a division of Lazard Freres & Co. LLC

                                       By:______________________________________

                                  EXHIBIT 5(N)

                             THE LAZARD FUNDS, INC.
                         INVESTMENT MANAGEMENT AGREEMENT

                  Agreement, made the 16th day of October, 1995, between The Lazard Funds, Inc., a Maryland corporation (the "Fund"), on behalf of the Lazard Bantam Value Portfolio (the "Portfolio", a portfolio of the Fund), and Lazard Freres Asset Management, a division of Lazard Freres & Co. LLC, a New York limited liability company (the "Investment Manager").
                               W I T N E S S E T H
                  WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), authorized to reclassify and issue any unissued shares to any number of additional classes or series each having its own investment objective, policies and restrictions; and
                  WHEREAS, the Fund desires to retain the Investment Manager to render investment advisory services to the Portfolio and the Investment Manager is willing to render such investment advisory services;
                  NOW, THEREFORE, the parties agree as follows:
                  1. The Fund hereby appoints the Investment Manager to act as manager of the Portfolio for the period and on the terms set forth in this Agreement. The Investment Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.
                  2. Subject to the supervision of the Board of Directors of the Fund, the Investment Manager shall manage the investment operations of the Portfolio and the assets of the Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Fund's Prospectus (hereinafter defined) and subject to the following understandings:
                           (a) The Investment Manager shall provide  supervision
                  of the Portfolio's investments and determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash.
                           (b)  The  Investment   Manager  shall  use  its  best
                  judgment  in  the   performance   of  its  duties  under  this
                  Agreement.
                           (c) The Investment Manager, in the performance of its
                  duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.
                           (d) The Investment Manager shall determine the securities to be purchased or sold by the Portfolio and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including Lazard Freres & Co. LLC) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Fund's Board of Directors may direct from time to time. In providing the Portfolio with investment supervision, it is recognized that the Investment Manager will give primary consideration to securing the most favorable price and efficient execution.
                           On occasions  when the  Investment  Manager deems the
                  purchase or sale of a security to be in the best interest of the Portfolio as well as other clients, the Investment
                  Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.
                           (e) The Investment Manager shall render to the Fund's
                  Board of Directors such periodic and special reports with respect to the Portfolio's securities transactions as the Board may reasonably request.
                           (f) The  Investment  Manager shall provide the Fund's
                  Custodian on each business day with information relating to all transactions concerning the Portfolio's assets.
                           (g) The investment management services of the Investment Manager to the Portfolio under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others, including other portfolios of the Fund.
                  3. The Fund has delivered to the Investment Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:
                           (a) Articles of Incorporation of the Fund, filed with
                  the State Department of Assessments and Taxation of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, are herein called the "Articles of Incorporation");
                           (b) By-Laws of the Fund (such  By-Laws,  as in effect
                  on the date hereof and as amended from time to time, are herein called the "By-Laws");
                           (c) Certified  resolutions  of the Board of Directors
                  of the Fund authorizing the appointment of the Investment Manager and approving the form of this Agreement;
                          (d) Registration Statement under the 1940 Act and the
                  Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Fund and shares of the Fund's Common Stock;
                           (e) Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the Commission; and
                           (f) Prospectus of the Fund (such prospectus, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").
                  4. The Investment Manager shall authorize and permit any of the general members, officers and employees of the Investment Manager, and any of the directors, officers and employees of any of its affiliates, who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Investment Manager under this Agreement may be furnished through the medium of any such general members, directors, officers or employees of the Investment Manager or any of its affiliates.
                  5. The Investment Manager shall keep the books and records of the Fund and the Portfolio required to be maintained by it pursuant to this
Agreement and by the Fund pursuant to the rules under the 1940 Act. The Investment Manager agrees that all records which it maintains for the Fund or the portfolio are the property of the Fund or the Portfolio and it will surrender promptly to the Fund or the Portfolio any of such records upon the request of the Fund or the Portfolio. The Investment Manager further agrees to preserve such records prescribed by Rule 31a-2 under the 1940 Act.
                  6. The Investment Manager will bear all of its expenses incurred in connection with the services to be rendered by the Investment Manager to the Portfolio under this Agreement, including without limitation the compensation of all personnel of the Fund and the Investment Manager, except the fees of Directors of the Fund who are not affiliated persons of the Investment Manager.
                  The Fund or the Portfolio assumes and will pay all other expenses in connection with the Fund or the Portfolio not assumed by the Investment Manager, including but not limited to:
                           (a) the fees and  expenses of  Directors  who are not
                  affiliated persons of the Investment Manager or any of its affiliates;
                           (b) the fees and expenses of the Fund's administrator, if any;
                           (c) the  fees and  expenses  of the  custodian  which
                  relate to (i) the custodial function and the recordkeeping connected therewith, (ii) the maintenance of the required accounting records of the Fund, (iii) the pricing of the shares of the Portfolio, including the cost of any pricing service or services which may be retained pursuant to the authorization or the Directors of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Portfolios securities;
                           (d) the  fees and  expenses  of the  Fund's  transfer
                  agent, which may be the custodian, which relate to the maintenance of, and communications with respect to, each stockholder account;
                           (e) the  charges and  expenses  of legal  counsel and
                  independent accountants for the Fund; (f) brokers', commissions, any issue or transfer taxes and any other charges in connection with portfolio transactions on behalf of the Portfolio;
                           (g) all taxes and corporate  fees payable by the Fund
                  or the Portfolio to federal, state or other governmental agencies, and all costs of maintaining corporate existence;
                           (h) the  allocable  share  of the  fees of any  trade
                  association of which the Fund may be a member;
                           (i) the cost of share certificates, if any, representing shares of the Portfolio;
                           (j) the fees and expenses involved in registering and
                  maintaining registrations of the Fund and of its shares with the Commission, registering the Fund as a broker or dealer and qualifying the shares of the Portfolio under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for filing under federal and state securities laws for such purposes;
                           (k) all  expenses  of  stockholders'  and  directors'
                  meetings and of preparing, printing and mailing prospectuses and reports to stockholders in quantities required for distribution to the stockholders, and communications expenses with respect to individual stockholder accounts;
                           (l) the cost of obtaining  fidelity insurance and any
                  liability insurance covering the Directors and officers of the Fund as such;
                           (m) litigation and indemnification expenses and other
                  extraordinary expenses not incurred in the ordinary course of the Fund's business;
                           (n) expenses of issue,  repurchase  or  redemption of
                  shares of the Fund;
                           (o) fees payable to the Investment Manager hereunder;
                           (p) interest expenses of the Fund;
                           (q) fees of  accounting  and pricing  services of the
                  Fund; and
                           (r) all other expenses properly payable by the Fund.

                  7. In the event the expenses of the Portfolio for any fiscal year ( including the fees payable to the Investment Manager but excluding interest, taxes, brokerage commissions, distribution expenditures, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business) exceed the lowest applicable annual expense limitation established pursuant to the statute or regulations of any jurisdictions in which shares of the Portfolio are then qualified for offer and sale, the compensation due the Investment Manager will be reduced by the amount of such excess, or, if such reduction exceeds the compensation payable to the Investment Manager, the Investment Manager will pay to the Portfolio the amount of such reduction which exceeds the amount of such compensation; provided, however, that the Investment Manager shall not be required to reduce its compensation and/or reimburse the Portfolio in excess of the amount required by applicable state securities laws and regulations. Any reduction in the fee payable or any payment by the Investment Manager to the Portfolio shall be made quarterly. Any such reductions or payments are subject to re-adjustment during the year.
                  8. For the services provided to the Portfolio and the expenses assumed pursuant to this Agreement, the Portfolio will pay monthly to the investment Manager as full compensation therefor a management fee, accrued daily, at the annual rate of 0.75% of the Portfolio's average daily net assets.
                  9. The Investment Manager shall not be liable for any error of judgment or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.
                  10. This Agreement shall continue in full force and effect until the earlier of (a) December 31, 1996 or (b) the first meeting of the stockholders of the Fund after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act), this Agreement shall continue in full force and effect from year to year thereafter if such continuance is approved in the manner required by the 1940 Act and the Investment Manager shall not have notified the Fund in writing at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by the Portfolio, on 60 days' written notice to the Investment Manager by vote of the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act). This Agreement shall automatically terminate in the event of its assignment (as defined by the 1940 Act).
                  11. Nothing in this Agreement shall limit or restrict the right of any general member, officer or employee of the Investment Manager or any director, officer or employee of any of its affiliates who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Investment Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.
                  12. During the term of this Agreement, the Fund agrees to furnish to the Investment Manager at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the Fund or the public, which refer in any way to the Investment Manager, prior to use thereof and not to use such material if the Investment Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Investment Manager copies of any of the above-mentioned materials which refer in any way to the Investment Manager. The Fund shall furnish or otherwise make available to the Investment Manager such other information relating to the business affairs of the Fund as the Investment Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.
                  13. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act.
                  14. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Investment Manager at 30 Rockefeller Plaza, New York, NY 10020, Attention: Secretary, or (2) to the Fund at 30 Rockefeller Plaza, New York, NY 10020, Attention: President.
                  15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                       THE LAZARD FUNDS, INC.
                                       By:_____________________________________

                                       LAZARD FRERES ASSET MANAGEMENT,
                                       a division of Lazard Freres & Co. LLC

                                       By:______________________________________

                                  EXHIBIT 5(O)

                             THE LAZARD FUNDS, INC.
                         INVESTMENT MANAGEMENT AGREEMENT

                  Agreement, made the 16th day of October, 1995, between The Lazard Funds, Inc., a Maryland corporation (the "Fund"), on behalf of the Lazard Emerging World Funds Portfolio (the "Portfolio", a portfolio of the Fund), and Lazard Freres Asset Management, a division of Lazard Freres & Co. LLC, a New York limited liability company (the "Investment Manager").
                               W I T N E S S E T H
                  WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), authorized to reclassify and issue any unissued shares to any number of additional classes or series each having its own investment objective, policies and restrictions; and
                  WHEREAS, the Fund desires to retain the Investment Manager to render investment advisory services to the Portfolio and the Investment Manager is willing to render such investment advisory services;
                  NOW, THEREFORE, the parties agree as follows:
                  1. The Fund hereby appoints the Investment Manager to act as manager of the Portfolio for the period and on the terms set forth in this Agreement. The Investment Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.
                  2. Subject to the supervision of the Board of Directors of the Fund, the Investment Manager shall manage the investment operations of the Portfolio and the assets of the Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Fund's Prospectus (hereinafter defined) and subject to the following understandings:
                           (a) The Investment Manager shall provide  supervision
                  of the Portfolio's investments and determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash.
                           (b)  The  Investment   Manager  shall  use  its  best
                  judgment  in  the   performance   of  its  duties  under  this
                  Agreement.
                           (c) The Investment Manager, in the performance of its
                  duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.
                           (d) The Investment Manager shall determine the securities to be purchased or sold by the Portfolio and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including Lazard Freres & Co. LLC) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Fund's Board of Directors may direct from time to time. In providing the Portfolio with investment supervision, it is recognized that the Investment Manager will give primary consideration to securing the most favorable price and efficient execution. On occasions when the Investment Manager deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.
                           (e) The Investment Manager shall render to the Fund's
                  Board of Directors such periodic and special reports with respect to the Portfolio's securities transactions as the Board may reasonably request.
                           (f) The  Investment  Manager shall provide the Fund's
                  Custodian on each business day with information relating to all transactions concerning the Portfolio's assets.
                           (g) The investment management services of the Investment Manager to the Portfolio under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others, including other portfolios of the Fund.
                  3. The Fund has delivered to the Investment Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:
                           (a) Articles of Incorporation of the Fund, filed with
                  the State Department of Assessments and Taxation of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, are herein called the "Articles of Incorporation");
                           (b) By-Laws of the Fund (such  By-Laws,  as in effect
                  on the date hereof and as amended from time to time, are herein called the "By-Laws");
                           (c) Certified  resolutions  of the Board of Directors
                  of the Fund authorizing the appointment of the Investment Manager and approving the form of this Agreement;
                           (d) Registration Statement under the 1940 Act and the
                  Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Fund and shares of the Fund's Common Stock;
                           (e) Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the Commission; and
                           (f) Prospectus of the Fund (such prospectus, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").
                  4. The Investment Manager shall authorize and permit any of the general members, officers and employees of the Investment Manager, and any of the directors, officers and employees of any of its affiliates, who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Investment Manager under this Agreement may be furnished through the medium of any such general members, directors, officers or employees of the Investment Manager or any of its affiliates.
                  5. The Investment Manager shall keep the books and records of the Fund and the Portfolio required to be maintained by it pursuant to this
Agreement and by the Fund pursuant to the rules under the 1940 Act. The Investment Manager agrees that all records which it maintains for the Fund or the portfolio are the property of the Fund or the Portfolio and it will surrender promptly to the Fund or the Portfolio any of such records upon the request of the Fund or the Portfolio. The Investment Manager further agrees to preserve such records prescribed by Rule 31a-2 under the 1940 Act.
                  6. The Investment Manager will bear all of its expenses incurred in connection with the services to be rendered by the Investment Manager to the Portfolio under this Agreement, including without limitation the compensation of all personnel of the Fund and the Investment Manager, except the fees of Directors of the Fund who are not affiliated persons of the Investment Manager.
                  The Fund or the Portfolio assumes and will pay all other expenses in connection with the Fund or the Portfolio not assumed by the Investment Manager, including but not limited to:
                           (a) the fees and  expenses of  Directors  who are not
                  affiliated persons of the Investment Manager or any of its affiliates;
                           (b) the fees and expenses of the Fund's administrator, if any;
                           (c) the  fees and  expenses  of the  custodian  which
                  relate to (i) the custodial function and the recordkeeping connected therewith, (ii) the maintenance of the required accounting records of the Fund, (iii) the pricing of the shares of the Portfolio, including the cost of any pricing service or services which may be retained pursuant to the authorization or the Directors of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Portfolios securities;
                           (d) the  fees and  expenses  of the  Fund's  transfer
                  agent, which may be the custodian, which relate to the maintenance of, and communications with respect to, each stockholder account;
                           (e) the  charges and  expenses  of legal  counsel and
                  independent   accountants   for  the   Fund;
                           (f) brokers', commissions, any issue or transfer taxes and any other charges in connection with portfolio transactions on behalf of the Portfolio;
                           (g) all taxes and corporate  fees payable by the Fund
                  or the Portfolio to federal, state or other governmental agencies, and all costs of maintaining corporate existence;
                           (h) the  allocable  share  of the  fees of any  trade
                  association of which the Fund may be a member;
                           (i) the cost of share certificates, if any, representing shares of the Portfolio;
                           (j) the fees and expenses involved in registering and
                  maintaining registrations of the Fund and of its shares with the Commission, registering the Fund as a broker or dealer and qualifying the shares of the Portfolio under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for filing under federal and state securities laws for such purposes;
                           (k) all  expenses  of  stockholders'  and  directors'
                  meetings and of preparing, printing and mailing prospectuses and reports to stockholders in quantities required for distribution to the stockholders, and communications expenses with respect to individual stockholder accounts;
                           (l) the cost of obtaining  fidelity insurance and any
                  liability insurance covering the Directors and officers of the Fund as such;
                           (m) litigation and indemnification expenses and other
                  extraordinary expenses not incurred in the ordinary course of the Fund's business;
                           (n) expenses of issue,  repurchase  or  redemption of
                  shares of the Fund;
                           (o) fees payable to the Investment Manager hereunder;
                           (p) interest expenses of the Fund;
                           (q) fees of  accounting  and pricing  services of the
                  Fund; and
                           (r) all other expenses properly payable by the Fund.

                  7. In the event the expenses of the Portfolio for any fiscal year ( including the fees payable to the Investment Manager but excluding interest, taxes, brokerage commissions, distribution expenditures, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business) exceed the lowest applicable annual expense limitation established pursuant to the statute or regulations of any jurisdictions in which shares of the Portfolio are then qualified for offer and sale, the compensation due the Investment Manager will be reduced by the amount of such excess, or, if such reduction exceeds the compensation payable to the Investment Manager, the Investment Manager will pay to the Portfolio the amount of such reduction which exceeds the amount of such compensation; provided, however, that the Investment Manager shall not be required to reduce its compensation and/or reimburse the Portfolio in excess of the amount required by applicable state securities laws and regulations. Any reduction in the fee payable or any payment by the Investment Manager to the Portfolio shall be made quarterly. Any such reductions or payments are subject to re-adjustment during the year.
                  8. For the services provided to the Portfolio and the expenses assumed pursuant to this Agreement, the Portfolio will pay monthly to the investment Manager as full compensation therefor a management fee, accrued daily, at the annual rate of 0.75% of the Portfolio's average daily net assets.
                  9. The Investment Manager shall not be liable for any error of judgment or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.
                  10. This Agreement shall continue in full force and effect until the earlier of (a) December 31, 1996 or (b) the first meeting of the stockholders of the Fund after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act), this Agreement shall continue in full force and effect from year to year thereafter if such continuance is approved in the manner required by the 1940 Act and the Investment Manager shall not have notified the Fund in writing at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by the Portfolio, on 60 days' written notice to the Investment Manager by vote of the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act). This Agreement shall automatically terminate in the event of its assignment (as defined by the 1940 Act).
                  11. Nothing in this Agreement shall limit or restrict the right of any general member, officer or employee of the Investment Manager or any director, officer or employee of any of its affiliates who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Investment Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.
                  12. During the term of this Agreement, the Fund agrees to furnish to the Investment Manager at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the Fund or the public, which refer in any way to the Investment Manager, prior to use thereof and not to use such material if the Investment Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Investment Manager copies of any of the above-mentioned materials which refer in any way to the Investment Manager. The Fund shall furnish or otherwise make available to the Investment Manager such other information relating to the business affairs of the Fund as the Investment Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.
                  13. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act.
                  14. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Investment Manager at 30 Rockefeller Plaza, New York, NY 10020, Attention: Secretary, or (2) to the Fund at 30 Rockefeller Plaza, New York, NY 10020, Attention: President.
                  15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                       THE LAZARD FUNDS, INC.
                                       By:_____________________________________

                                       LAZARD FRERES ASSET MANAGEMENT,
                                       a division of Lazard Freres & Co. LLC

                                       By:______________________________________

                                  EXHIBIT 5(P)

                            ADMINISTRATION AGREEMENT



                  Agreement dated as of June 1, 1995 by and between State Street Bank and Trust Company, a Massachusetts trust company (the "Administrator"), and The Lazard Funds, Inc. (the "Fund").

                  WHEREAS, the Fund is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

                  WHEREAS, the Fund desires to retain the Administrator to furnish certain administrative services to the Fund, and the Administrator is willing to furnish such services on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:


 1.      APPOINTMENT OF ADMINISTRATOR

                  The Fund hereby appoints the Administrator to act as administrator with respect to the Fund for purposes of providing certain administrative services for the period and on the terms set forth in this Agreement. The Administrator accepts such appointment and agrees to render the services stated herein.

                  The Fund consists of the portfolio(s) and/or class(es) of shares (each an "Investment Fund") listed in Schedule A to this Agreement. In the event that the Fund establishes one or more additional Investment Funds with respect to which it wishes to retain the Administrator to act as administrator hereunder, the Fund shall notify the Administrator in writing. Upon written acceptance by the Administrator, such Investment Fund shall become subject to the provisions of this Agreement to the same extent as the existing Investment Funds, except to the extent that such provisions (including those relating to the compensation and expenses payable by the Fund and its Investment Funds) may be modified with respect to each additional Investment Fund in writing by the Fund and the Administrator at the time of the addition of the Investment Fund.

 2.      DELIVERY OF DOCUMENTS

                  The Fund will promptly deliver to the Administrator copies of each of the following documents and all future amendments and supplements, if any:

                  a.       The Fund's charter document and by-laws;

                  b. The Fund's currently effective registration statement under the Securities Act of 1933, as amended (the "1933 Act") and the 1940 Act and the Fund's

                           Prospectus(es) and Statement(s) of Additional Information relating to all Investment Funds and all amendments and supplements thereto as presently in effect;

                  c. Certified copies of the resolutions of the Board of Directors of the Fund (the "Board") authorizing (1) this Agreement and (2) certain individuals on behalf of the Fund to (a) give instructions to the Administrator pursuant to this Agreement and (b) sign checks and pay expenses;

                  d. A copy of the investment advisory agreements between the Fund and its investment adviser; and

                  e. Such other certificates, documents or opinions which the Administrator may, in its reasonable discretion, deem necessary or appropriate in the proper performance of its duties.

 3.      REPRESENTATION AND WARRANTIES OF THE ADMINISTRATOR

                  The Administrator represents and warrants to the Fund that:

                  a. It is a Massachusetts trust company, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts, and has all power and authority necessary to own or hold its property, to perform its administrative services and to conduct its business as described in this Agreement;

                  b. All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;

                  c. No legal or administrative proceedings have been instituted or threatened which would impair the Administrator's ability to perform its duties and obligations under this Agreement; and

                  d. Its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Administrator or any law or regulation applicable to it.

 4.      REPRESENTATIONS AND WARRANTIES OF THE FUND

                  The Fund represents and warrants to the Administrator that:

                  a. It is a corporation, duly organized and existing and in good standing under the laws of Maryland;

                  b. It has the corporate power and authority under applicable laws and by its charter document and by-laws to enter into and perform this Agreement;

                  c.       All   requisite   proceedings   have  been  taken  to
                           authorize   it  to  enter  into  and   perform   this
                           Agreement;

                  d. It is an investment company properly registered under the 1940 Act;

                  e. A registration statement under the 1933 Act and the 1940 Act has been filed and will be effective and remain effective during the term of this Agreement. The Fund also warrants to the Administrator that as of the date of commencement of this Agreement, all necessary filings under the securities laws of the states in which the Fund offers or sells its shares have been made;

                  f. No legal or administrative proceedings have been instituted or threatened which would impair the Fund's ability to perform its duties and obligation under this Agreement;

                  g. Its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Fund or any law or regulation applicable to it; and

                  h. As of the close of business on the date of this Agreement, the Fund is authorized to issue shares of capital stock, and it offers shares in the authorized amounts as set forth in Schedule A to this Agreement.

 5.      ADMINISTRATION SERVICES

                  The Administrator shall provide the following services subject to the control, supervision and direction of the Fund and to review and correction by the Fund's auditors and legal counsel and in accordance with procedures which may be established from time to time between the Fund and the
Administrator:

                  a. Oversee the maintenance by the Fund's custodian of certain books and records of the Fund as required under Rule 31a-1(b) of the 1940 Act;

                  b. Prepare the Fund's federal, state and local income tax returns for review by the Fund's independent accountants and filing by the Fund's treasurer;

                  c. Review calculation, submit for approval and arrange for payment of the Fund's expenses;

                  d. Prepare for review and approval by officers of the Fund financial information for the Fund's semi-annual and annual reports, proxy statements and other communications required or otherwise to be sent to Fund shareholders, and arrange for the printing and dissemination of such reports and communications to shareholders;

                  e. Prepare for review by an officer of and legal counsel for the Fund, the Fund's periodic financial reports required to be filed with the Securities and Exchange Commission ("SEC") on Form N-SAR and financial information required by Form N-1A and such other reports, forms or filings as may be mutually agreed upon;

                  f. Prepare reports relating to the business and affairs of the Fund as may be mutually agreed upon and not otherwise prepared by the Fund's investment adviser, custodian, counsel or auditors;

                  g. Oversee and review calculations of fees paid to the investment adviser, the custodian and the transfer agent;

                  h. Consult with the Fund's officers, independent accountants, legal counsel, custodian and transfer agent in establishing the accounting policies of the Fund;

                  i. Respond to or refer to the Fund's officers or transfer agent, shareholder inquiries relating to the Fund;

                  j. Provide periodic testing of portfolios to assist the Fund's adviser in complying with Internal Revenue Code mandatory qualification requirements, the requirements of the 1940 Act and Fund prospectus limitations as may be mutually agreed upon;

                  k.       Prepare Rule 24f-2 Notices; and

                  l. Prepare and file all state registrations of the Fund's securities as detailed in Schedule C to this Agreement.

The Administrator will also provide the office facilities and the personnel required by it to perform the services contemplated herein.

 6.      FEES; EXPENSES; EXPENSE REIMBURSEMENT

                  The   Administrator   shall   receive   from  the  Fund   such
compensation for the Administrator's services provided pursuant to this Agreement as may be agreed to from time to time in a written fee schedule approved by the parties and initially set forth in Schedule B to this Agreement. The fees are to be billed monthly and shall be due and payable upon receipt of the invoice. Upon the termination of this Agreement before the end of any month, the fee for the part of the month before such termination shall be prorated according to the proportion which such part bears to the full monthly period and shall be payable upon the date of termination of this Agreement. In addition, the Fund shall reimburse the Administrator for its reasonable out-of-pocket costs incurred in connection with this Agreement.

                  The Fund agrees to promptly reimburse the Administrator for any equipment and supplies specially ordered by or for the exclusive use of the Fund through the Administrator and for any other expenses not contemplated by this Agreement that the Administrator may incur on the Fund's behalf at the Fund's request or as consented to by the Fund.

                  The Fund will bear all expenses that are incurred in its operation and not specifically assumed by the Administrator. Expenses to be borne by the Fund, include, but are not limited to: organizational expenses; cost of services of independent accountants and outside legal and tax counsel (including such counsel's review of the Fund's registration statement, proxy materials, federal and state tax qualification as a regulated investment company and other reports and materials prepared by the Administrator under this
Agreement); cost of any services contracted for by the Fund directly from parties other than the Administrator; cost of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities for the Fund; investment advisory fees; taxes, insurance premiums and other fees and expenses applicable to its operation; costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation, printing and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, director\trustee or employee of the Fund; costs incidental to the preparation, printing and distribution of the Fund's registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation and filing of the Fund's tax returns, Form N-1A and Form N-SAR, and all notices, registrations and amendments associated with applicable federal and state tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; fidelity bond and directors' and officers' liability insurance; and cost of independent pricing services used in computing the Fund's net asset value.

         The Administrator is authorized to and may employ or associate with such person or persons as the Administrator may deem desirable to assist it in performing its duties under this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Administrator and that the Administrator shall be as fully responsible to the Fund for the acts and omissions of any such person or persons as it is for its own acts and omissions.

 7.      INSTRUCTIONS AND ADVICE

                  At any time the Administrator may apply to any officer of the Fund for instructions and may consult with outside counsel for the Fund or the auditors for the Fund at the expense of the Fund, or with its own legal counsel with respect to any matter arising in connection with the services to be performed by the Administrator under this Agreement. The Administrator shall not be liable and shall be indemnified by the Fund for any action taken or omitted by it in good faith in reliance upon any such instructions or advice or upon any paper or document reasonably believed by it to be genuine and to have been signed by the proper person or persons. The Administrator shall not be held to have notice of any change of authority of any person until receipt of written notice thereof from the Fund. Nothing in this paragraph shall be construed as imposing upon the Administrator any obligation to seek such instructions or advice, or to act in accordance with such advice when received.

8.       LIMITATION OF LIABILITY AND INDEMNIFICATION

                  The Administrator shall be responsible for the performance of only such duties as are set forth in this Agreement and except as otherwise provided under Section 6, shall have no responsibility for the actions or activities of any other party, including other service providers. The Administrator shall have no liability for any error of judgement or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties hereunder unless solely caused by or resulting from the negligence or willful misconduct of the Administrator, its officers or employees. The Administrator shall not be liable for consequential damages under any provision of this Agreement or for any consequential damages arising out of any act or failure to act hereunder. In any event, the Administrator's liability under this Agreement shall be limited to its total annual compensation earned and fees paid hereunder during the preceding eighteen months for any liability or loss suffered by the Fund including, but not limited to, any liability relating to qualification of the Fund as a regulated investment company or any liability relating to the Fund's compliance with any federal or state tax or securities statute, regulation or ruling.

                  The Fund shall indemnify and hold the Administrator harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the Administrator resulting from any claim, demand, action or suit in connection with the Administrator's acceptance of this Agreement, any action or omission by it in the performance of its duties hereunder, or as a result of acting upon any instructions reasonably believed by it to have been duly authorized by the Fund, provided that this indemnification shall not apply to actions or omissions of the Administrator, its officers or employees in cases of its or their own negligence or willful misconduct.

                  The Fund will be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any liability subject to the indemnification provided above. In the event the Fund elects to assume the defense of any such suit and retain counsel, the Administrator or any of its affiliated persons, named as defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Fund shall have specifically authorized the retaining of such counsel or (ii) the Administrator shall have determined in good faith that the retention of such counsel is required as a result of a conflict of interest.

                  The   indemnification   contained  herein  shall  survive  the
termination of this Agreement.

9.       CONFIDENTIALITY

                  The Administrator agrees that, except as otherwise required by law, it will keep confidential all records and information in its possession relating to the Fund or its shareholders or shareholder accounts and will not disclose the same to any person except at the request or with the written consent of the Fund.

10.      COMPLIANCE WITH GOVERNMENTAL RULES AND REGULATIONS; RECORDS

                  The Fund assumes full responsibility for complying with all securities, tax, commodities and other laws, rules and regulations applicable to it provided, however, that the foregoing does not limit the Administrator's responsibility to the Fund for the performance of its duties under this Agreement as determined in accordance with Section 8 of this Agreement.

                  In compliance  with the  requirements  of Rule 31a-3 under the
1940 Act, the Administrator agrees that all records which it maintains for the Fund shall at all times remain the property of the Fund, shall be readily accessible during normal business hours, and shall be promptly surrendered upon the termination of the Agreement or otherwise on written request. The Administrator further agrees that all records which it maintains for the Fund pursuant to Rule 31a-1 under the 1940 Act will be preserved for the periods prescribed by Rule 31a-2 under the 1940 Act unless any such records are earlier surrendered as provided above. Records shall be surrendered in usable machine-readable form.

11.      SERVICES NOT EXCLUSIVE

                  The services of the Administrator to the Fund are not to be deemed exclusive, and the Administrator shall be free to render similar services to others. The Administrator shall be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Fund from time to time, have no authority to act or represent the Fund in any way or otherwise be deemed an agent of the Fund.

12.      TERM, TERMINATION AND AMENDMENT

                  This Agreement shall become effective on June 1, 1995. The Agreement shall remain in effect for a period of one year from the effective date, and shall automatically renew thereafter for periods of one year unless terminated in writing by either party at the end of such period or thereafter on sixty (60) days' prior written notice. Termination of this Agreement with respect to any given Investment Fund shall in no way affect the continued validity of this Agreement with respect to any other Investment Fund. Upon termination of this Agreement, the Fund shall pay to the Administrator such compensation and any reimbursable expenses as may be due under the terms hereof as of the date of such termination, including reasonable out-of-pocket expenses associated with such termination. This Agreement may be modified or amended from time to time by mutual written agreement of the parties hereto.

13.      NOTICES

                  Any notice or other communication authorized or required by this Agreement to be given to either party shall be in writing and deemed to have been given when delivered in person or by confirmed facsimile, or posted by certified mail, return receipt requested, to the following address (or such other address as a party may specify by written notice to the other): if to the
Fund: Lazard Freres Asset Management, 1 Rockefeller Plaza, New York, New York 10154, Attn: Gus Coutsouros, Treasurer, fax: (212) 698-1156; if to the
Administrator: State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171, Attn: David M. Elwood, Vice President and Senior Counsel, fax: (617) 985-2497.

14.      NON-ASSIGNABILITY

                  This Agreement shall not be assigned by either party hereto without the prior consent in writing of the other party, except that the Administrator may assign this Agreement to a successor of all or a substantial portion of its business, or to a party controlling, controlled by or under common control with the Administrator.

15.      SUCCESSORS

                  This Agreement shall be binding on and shall inure to the benefit of the Fund and the Administrator and their respective successors and permitted assigns.


16.      ENTIRE AGREEMENT

                  This Agreement contains the entire understanding between the parties hereto with respect to the Provision of Administrative Services and supersedes all previous representations, warranties or commitments regarding the services to be performed hereunder whether oral or in writing. This Agreement is independent of and shall not be deemed to supersede any provisions of the Custodian Contract between the Fund and the Administrator.

17.      WAIVER

                  The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver nor shall it deprive such party of the right thereafter to insist upon strict adherence to that term or any term of this Agreement. Any waiver must be in writing signed by the waiving party.

18.      FORCE MAJEURE

                  The Administrator shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, work stoppage, power or other mechanical failure, computer virus, natural disaster, governmental action or communication disruption, nor shall any such failure or delay give the Fund the right to terminate this Agreement, provided that the Administrator uses commercially reasonable efforts to resume performance as soon as possible.

19.      SEVERABILITY

                  If any provision of this Agreement is invalid or unenforceable, the balance of the Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance it shall nevertheless remain applicable to all other persons and circumstances.

20.      GOVERNING LAW

                  This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first written above.

                           THE LAZARD FUNDS, INC.

                   By:_______________________________________
                   Name:_____________________________________
                   Title:____________________________________

                           STATE STREET BANK AND TRUST COMPANY

                   By:_______________________________________
                   Name:_____________________________________
                   Title:____________________________________

ADMINISTRATION AGREEMENT
THE LAZARD FUNDS, INC.


                                   SCHEDULE A
                LISTING OF INVESTMENT FUNDS AND AUTHORIZED SHARES



                  Investment Fund                            Authorized Shares

                  Lazard Equity Portfolio
                  Lazard International Equity Portfolio
                  Lazard International Fixed-Income Portfolio
                  Lazard Bond Portfolio
                  Lazard Strategic Yield Portfolio
                  Lazard Small Cap Portfolio
                  Lazard International Small Cap Portfolio
                  Lazard Special Equity Portfolio
                  Lazard Emerging Markets Portfolio

ADMINISTRATION AGREEMENT
THE LAZARD FUNDS, INC.

                                   SCHEDULE B
                               FEES AND EXPENSES

                      STATE STREET BANK AND TRUST COMPANY
                             THE LAZARD FUNDS, INC.

================================================================================

                        FUND ADMINISTRATION FEE SCHEDULE


I.       FUND SUB-ADMINISTRATION SERVICES

         Average Assets


         Base Fee per Portfolio                       $37,500*
         First $1 Billion per Portfolio           2.0 Basis Points
         Thereafter                               1.0 Basis Points

         *Lazard Bond and Emerging Markets Fund - Fee waived for one year or net asset of $50 million, whichever comes first.



         The Base Fee will be increased each year in an amount equal to the increase in the Consumer Price Index for that year.


II.      BLUE SKY ADMINISTRATION SERVICES

         Blue Sky services for the initial share class are included in the above fees. Additional classes may be added for $7,500 per class, per year.


III.     OUT-OF-POCKET EXPENSES - INCLUDE, BUT MAY NOT BE LIMITED TO:

         - Printing for shareholder reports and SEC filings
         - Legal fees, audit
           fees and other professional fees
         - Postage, telephone, fax, and photocopying
         - Supplies  related to fund  records
         - Travel and lodging for Board and Operations  meetings
         - Advertised  yields $300 per fund, per month
         - Preparation of financial statements other than Annual, Semi-annual and quarterly board reporting $3,000 per financial report


IV.      SPECIAL ARRANGEMENTS

         Fee  for   activities  of   non-recurring   nature  such  as  new  fund
         registration,   fund   consolidations   or   reorganizations,    and/or
         preparation of special reports will be subject to negotiation.

================================================================================

================================================================================

V.       TERM OF THE CONTRACT

         The parties agree that the fee schedule shall remain in effect for three full years from the commencement of Trust operations and from year to year thereafter until it is revised as a result of negotiations initiated by either party.



THE LAZARD FUNDS, INC.                    STATE STREET BANK AND TRUST COMPANY

By:      _______________________          By:     _______________________

Title:   _______________________          Title:  _______________________

Date:    _______________________          Date:   _______________________

================================================================================

ADMINISTRATION AGREEMENT
THE LAZARD FUNDS, INC.


                                   SCHEDULE C
                           REGISTRATION OF FUND SHARES
                      WITH STATE SECURITIES ADMINISTRATORS


The Administrator will prepare required documentation and register Fund shares in accordance with the securities laws of each jurisdiction in which Fund shares are to be offered or sold pursuant to instructions given to the Administrator by the Fund. The registration services shall consist of the following:

         1. Filing of Fund's Application to Register Securities and amendments, if applicable;

         2.       Filing of amendments to the Fund's registration statement;

         3. Filing Fund sales reports and advertising literature where required;

         4. Payment at the expense of the Fund of all Fund state registration and filing fees;

         5.       Filing  the   Prospectuses   and   Statements   of  Additional
                  Information and any amendments or supplements thereto;

         6.       Filing of annual reports and proxy  statements where required;
                  and

         7.       The   performance   of  such   additional   services   as  the
                  Administrator and the Fund may agree upon in writing.

Unless otherwise specified in writing by the Administrator, registration services by the Administrator shall not include determining the availability of exemptions under a jurisdiction's blue sky law. Any such determination shall be made by the Fund or its legal counsel. In connection with the services described herein, the Fund shall issue in favor of the Administrator a power of attorney to register Fund shares on behalf of the Fund, which power of attorney shall be substantially in the form of Exhibit I attached hereto.

                                    EXHIBIT I

                            LIMITED POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, as of June 1, 1995 that THE LAZARD FUNDS, INC. (the "Fund") makes, constitutes, and appoints STATE STREET BANK AND TRUST COMPANY (the "Administrator") with principal offices at 225 Franklin Street, Boston, Massachusetts its lawful attorney-in-fact for it to do as if it were itself acting, the following:

1. REGISTRATION OF FUND SHARES. The power to register shares of the Fund in each jurisdiction in which Fund shares are offered or sold and in connection therewith the power to prepare, execute, and deliver and file any and all Fund applications, including without limitation, applications to register shares, to register agents, consents, including consents to service of process, reports, including without limitation, all periodic reports, claims for exemption, or other documents and instruments now or hereafter required or appropriate in the judgment of the Administrator in connection with the registration of Fund shares.

2. CHECKS. The power to draw, endorse, and deposit checks in the name of the Fund in connection with the registration of Fund shares with state securities administrators.

The execution of this limited power of attorney shall be deemed coupled with an interest and shall be revocable only upon receipt by the Administrator of such termination of authority. Nothing herein shall be construed to constitute the appointment of the Administrator as or otherwise authorize the Administrator to act as an officer, director or employee of the Fund.

IN WITNESS WHEREOF, the Fund has caused this Agreement to be executed in its name and on its behalf by and through its duly authorized officer, as of the date first written above.

THE LAZARD FUNDS, INC.

By:_______________________

Name:_____________________

Title:____________________

                                   EXHIBIT 10(A)

                                  EXHIBIT 10(B)

                                   EXHIBIT 11

                         CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 8 of the Lazard Funds, Inc. Registration Statement on Form N-1A of our reports dated February 1, 1995, relating to the financial statements and selected per share data and ratios of The Lazard Funds, Inc. which appears in such Statement of Additional Information. We also consent to the incorporation by reference of our report in the Prospectus constituting part of such Post-Effective Amendment No. 8 and to the reference to us under the heading "Selected per Share Data and Ratios" in the Prospectus.

     We consent to the reference to our firm under the caption "Counsel and Independent Accountants" in the registration statement (Form N-1A No. 33-40682) of The Lazard Funds, Inc.








                             ANCHIN, BLOCK & ANCHIN, LLP
                             (Successor firm to Seymour Schneidman & Associates) 400 Park Avenue
                             New York, NY  10022
                             October 6, 1995